UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                          July 17, 2007 (July 12, 2007)


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                     0-15502                     13-3238402

(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01      OTHER EVENTS.

        On July 13, 2007, Comverse Technology, Inc. (the "Company") was informed by Verint Systems Inc. ("Verint"), a majority owned subsidiary of the Company, that Verint received from the Securities and Exchange Commission (the "SEC") on July 12, 2007 a copy of a Formal Order of Investigation relating to the stock option grant practices of Witness Systems, Inc. (subsequently renamed Verint Americas Inc.) ("Witness"). Witness, which was acquired by Verint on May 25, 2007, had received notice from the SEC on October 27, 2006 of an informal non-public inquiry relating to its stock option grant practices from February 1, 2000 through the date of the notice. As disclosed by Verint in a Current Report on Form 8-K, filed with the SEC on July 16, 2007 (the "Verint Form 8-K"), Verint believes that the focus of the formal investigation is substantially the same as the informal inquiry. The Verint Form 8-K further indicates that Verint and Witness have fully cooperated, and intend to continue to fully cooperate, with the SEC regarding this matter.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          COMVERSE TECHNOLOGY, INC.


Date:  July 17, 2007                      By:   /s/  Andre Dahan
                                             ----------------------------------
                                          Name:   Andre Dahan
                                          Title:  President and Chief Executive
                                                  Officer